UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange act 1934

October 26, 2011
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.
(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

614 East Lincoln Way
 P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)

(330) 868-7701
(Issuer’s telephone number)

N/A
(Former name of former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Consumers Bancorp, Inc. held its Annual Meeting of Shareholders on October 26, 2011, for the following purposes: 1) to elect four directors, each to serve a three year term expiring in 2014; and 2) to transact such other business as would properly come before the meeting.

Shareholders elected four Class II Directors, consisting of Bradley Goris, David W. Johnson, Laurie L. McClellan and Harry W. Schmuck, Jr. to serve a term ending in 2014. Results of shareholder voting for the election of Directors were as follows:

	Bradley	David W.	Laurie L.	Harry W.
	Goris	Johnson	McClellan	Schmuck, Jr.
For	1,198,442	1,189,345	1,196,748	1,198,961
Withheld	2,564	11,661	4,258	2,045
Abstentions	-	-	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: October 31, 2011	By:	/s/ Ralph J. Lober
Ralph J. Lober, II President and Chief Executive Officer